Exhibit 99.1

TRIO-TECH REPORTS 58% REVENUE GROWTH IN Q1 FY2026, DRIVEN BY AI CHIP TESTING DEMAND AND INDUSTRIAL ELECTRONICS EXPANSION

Van Nuys, Calif. – November 14, 2025 – Trio-Tech International (NYSE MKT: TRT), a comprehensive provider of semiconductor back-end solutions and a global value-added supplier of electronic equipment, today announced financial results for its fiscal first quarter ended September 30, 2025. The Company reported 58% year-over-year revenue growth, driven by strong performance across both its Semiconductor Back-End and Industrial Electronics segments.

Trio-Tech International Chairman and CEO S.W. Yong’s Comments

“We began fiscal 2026 with strong momentum, delivering solid revenue growth and profitability. Our Semiconductor Back-End segment achieved significant growth, driven by our successful entry into providing final testing services for next-generation high-performance AI devices for a leading AI chip manufacturer. This milestone reinforces our reputation for reliability, performance, and security in mission-critical applications and demonstrates our ability to meet the highest standards before full-scale deployment. We’re proud to support this customer’s innovation journey and look forward to delivering outstanding results.

“Also, as the global semiconductor industry continues its shift from cost optimization to resilience, our Semiconductor Back-End solutions segment is benefiting from our regional expertise in Southeast Asia and deep, long-standing customer relationships.

“At the same time, our Industrial Electronics segment continued to scale, expanding into new aerospace channels and broadening its customer base. Notably, U.S. sales in the segment have grown for two consecutive quarters, reflecting increasing demand and the strength of our diversified portfolio. Our focus on operational discipline and strategic growth gives us confidence in achieving sustainable long-term success.”

Fiscal 2026 First Quarter Financial Results

•	Total revenue: $15.5 million, a 58% increase from $9.8 million in Q1 FY2025, reflecting robust contributions from both segments.
•	Semiconductor Back-End Solutions: $11.4 million, up 66% from $6.9 million in the prior year, driven by new AI chip testing and higher testing volumes across Southeast Asia.
•	Industrial Electronics: $4.0 million, up 39% from $2.9 million, reflecting growth from new aerospace channel sales.
•	Gross margin: $2.6 million, or 17% of revenue, compared to $2.3 million, or 23%, a year ago; the margin decline reflects higher-volume, lower-margin AI chip testing services.

•	Operating income: $46 thousand, compared to $133 thousand in Q1 FY2025.
•	Net income attributable to common shareholders: $77 thousand, or $0.02 per diluted share, compared to a net loss of $236 thousand ($0.06 per share) in the prior year.
•	Cash, cash equivalents, and restricted cash: $20.1 million as of September 30, 2025, up from $19.5 million at June 30, 2025.

Outlook

Trio-Tech expects continued momentum through fiscal 2026. The Company anticipates steady growth in its Industrial Electronics segment and additional revenue from its AI chip manufacturing customer for final test services. Trio-Tech remains focused on cost control, operational efficiency, and strategic growth investments to support profitability and cash generation.

About Trio-Tech International

Trio-Tech International (NYSE MKT: TRT) is a California-based company operating in the United States, Singapore, Malaysia, Thailand, and China. Founded in 1958, Trio-Tech is a leading provider of semiconductor testing services, manufacturing solutions, and value-added distribution services. The Company’s diversified business segments include Semiconductor Back-End Solutions and Industrial Electronics.

For more information, visit www.triotech.com and www.universalfareast.com.

Forward-Looking Statements

This press release contains statements that are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company. In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward looking statements made by or on behalf of the Company: market acceptance of Company products and services; the divestiture of one or more business segments in response to, among other factors, changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Asia, including currency fluctuations and devaluation, currency restrictions, imposition of tariffs, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; trade tension between U.S. and China and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this release are forward looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology. Forward looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

For inquiries, please contact:

PondelWilkinson Inc.
Todd Kehrli or Jim Byers
tkehrli@pondel.com | jbyers@pondel.com

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME / (LOSS)
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended
	September 30,	September 30,
	2025	2024
Revenue
Semiconductor Back-end Solutions	$11,452	$6,879
Industrial Electronics	4,052	2,914
Others	10	6
	15,514	9,799

Cost of Sales	12,929	7,477

Gross Margin	2,585	2,322

Operating Expense:
General and administrative	2,174	1,964
Selling	271	150
Research and development	94	88
Gain on disposal of property, plant and equipment	-	(13)
Total operating expense	2,539	2,189

Income from Operations	46	133

Other Income / (Expense)
Interest expense	(8)	(13)
Other income / (expense), net	185	(365)
Government grant	4	66
Total other income / (expense)	181	(312)

Income / (Loss) from Continuing Operations before Income Taxes	227	(179)

Income Tax Expense	(64)	(51)

Income / (Loss) from Continuing Operations before Non-controlling Interest, Net of Taxes	163	(230)

Discontinued Operations
Income from discontinued operations, net of tax	2	7
Net Income / (Loss)	165	(223)

Less: Net income attributable to non-controlling interest	88	13
Net Income / (Loss) Attributable to Common Shareholders	$77	$(236)

Amounts Attributable to Common Shareholders:
Income / (loss) from continuing operations, net of tax	76	(240)
Income from discontinued operations, net of tax	1	4
Net Income / (Loss) Attributable to Common Shareholders	$77	$(236)

Basic Earnings / (Loss) per Share:
Basic earnings /(loss) per share from continuing operations	$0.02	$(0.06)
Basic earnings / (loss) from discontinued operations	-	-
Basic Earnings / (Loss) per Share from Net Income / (Loss)	$0.02	$(0.06)

Diluted Earnings / (Loss) per Share:
Diluted earnings / (loss) per share from continuing operations	$0.02	$(0.06)
Diluted earnings / (loss) per share from discontinued operations	-	-
Diluted Earnings / (Loss) per Share from Net Income / (Loss)	$0.02	$(0.06)

Weighted Average Number of Common Shares Outstanding
Basic	4,313	4,250
Dilutive effect of stock options	49	85
Number of Shares Used to Compute Earnings Per Share Diluted	4,362	4,335

	Three Months Ended
	September 30,	September 30,
	2025	2024
Comprehensive (Loss) / Income Attributable to Common Shareholders:

Net income / (loss)	$165	$(223)
Foreign currency translation, net of tax	(70)	2,014
Comprehensive Income	95	1,791
Less: comprehensive income attributable to non- controlling interest	125	139
Comprehensive (Loss) / Income Attributable to Common Shareholders	$(30)	$1,652

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	September 30,	June 30,
	2025	2025
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,262	$10,890
Short-term deposits	5,101	5,817
Trade accounts receivable, less allowance for expected credit losses of $59 and $35, respectively	15,860	10,804
Other receivables	705	608
Inventories, less provision for obsolete inventories of $823 and $851, respectively	2,404	2,262
Prepaid expense and other current assets	494	384
Restricted term deposits	815	816
Total current assets	37,641	31,581
NON-CURRENT ASSETS:
Deferred tax assets	92	91
Investment properties, net	330	345
Property, plant and equipment, net	5,753	6,021
Operating lease right-of-use assets	1,401	864
Other assets	236	231
Restricted term deposits	1,925	1,935
Total non-current assets	9,737	9,487
TOTAL ASSETS	$47,378	$41,068

LIABILITIES
CURRENT LIABILITIES:
Lines of credit	$-	$141
Accounts payable	7,821	1,896
Accrued expense	2,969	3,036
Contract liabilities	255	250
Income taxes payable	93	122
Current portion of bank loans payable	257	256
Current portion of finance leases	32	43
Current portion of operating leases	527	540
Total current liabilities	11,954	6,284
NON-CURRENT LIABILITIES:
Bank loans payable, net of current portion	365	428
Operating leases, net of current portion	874	324
Deferred tax liabilities	9	10
Other non-current liabilities	32	31
Total non-current liabilities	1,280	793
TOTAL LIABILITIES	$13,234	$7,077

EQUITY
TRIO-TECH INTERNATIONAL SHAREHOLDERS’ EQUITY:
Common stock, no par value, 15,000,000 shares authorized; 4,312,805 shares issued outstanding as at September 30, 2025 and June 30, 2025, respectively	$13,490	$13,490
Paid-in capital	6,037	5,979
Accumulated retained earnings	12,114	12,037
Accumulated other comprehensive income-translation adjustments	2,415	2,522
Total Trio-Tech International shareholders’ equity	34,056	34,028
Non-controlling interest	88	(37)
TOTAL EQUITY	$34,144	$33,991
TOTAL LIABILITIES AND EQUITY	$47,378	$41,068